UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)   September 10, 2004
                                                       -------------------------

                                  JOSTENS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

            333-112055                                   41-0343440
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     (Commission File Number)                 (IRS Employer Identification No.)

         5501 AMERICAN BOULEVARD WEST
         MINNEAPOLIS, MINNESOTA                            55432
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 (Address of Principal Executive Offices)                (Zip Code)

                                 (952) 830-3300
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS.

         On September 10, 2004, Jostens, Inc. ("Jostens") issued a press release announcing the extension of a tender offer and consent solicitation launched by Jostens on August 19, 2004. The press release is filed herewith as Exhibit 99.1.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

      (a)      Not applicable
      (b)      Not applicable
      (c)      Exhibits
               99.1    Press Release dated September 10, 2004.







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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 10, 2004




                                         JOSTENS, INC.




                                         By:   /s/ Paula R. Johnson
                                               ---------------------------------
                                               Name:   Paula R. Johnson
                                               Title:  Vice President, General
                                                       Corporate Secretary



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
                                 EXHIBIT INDEX

           Exhibit No.                  Exhibit
           -----------                  -------

             99.1            Press Release dated September 10, 2004.








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